UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 9, 2016

NATIONSTAR MORTGAGE HOLDINGS INC. (Exact name of registrant as specified in its charter)

Delaware	001-35449	45-2156869
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8950 Cypress Waters Boulevard
Coppell, TX 75019
(Address of principal executive offices)

(469) 549-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[     ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[     ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

__________________

Item 7.01 Regulation FD Disclosure.
Nationstar Mortgage Holdings Inc. ("Nationstar") has announced that Jay Bray, Nationstar's President & Chief Executive Officer, and Robert Stiles, Nationstar's Chief Financial Officer, will be engaging in certain investor meetings on Thursday, June 9, 2016. Nationstar intends to use the presentation filed as Exhibit 99.1 to this Form 8-K during such meetings.
The information furnished pursuant to this Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor will such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit Number	Description

99.1	Citigroup Investor Conference, June 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nationstar Mortgage Holdings Inc.

Date: June 9, 2016	By:	/s/ Robert D. Stiles
Robert D. Stiles
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Citigroup Investor Conference, June 2016